Exhibit 99(b)

PRESS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2002

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share and ratio data)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

REVENUE

Investment Banking Fees	$545	$785	$755	$931	$811

Trading Revenue	(21)	731	1,299	355	1,301

Fees and Commissions	3,005	2,885	2,584	2,493	2,397

Private Equity — Realized Gains (Losses)	(40)	(10)	(10)	81	204

Private Equity — Unrealized Gains (Losses)	(275)	(115)	(228)	(505)	(311)

Securities Gains	578	124	114	202	142

Other Revenue (a)	419	292	157	151	218

Total Noninterest Revenue	4,211	4,692	4,671	3,708	4,762

Interest Income	6,316	6,498	6,286	6,823	7,709

Interest Expense	3,580	3,616	3,359	3,879	5,050

Net Interest Income	2,736	2,882	2,927	2,944	2,659

Revenue before Provision for Credit Losses	6,947	7,574	7,598	6,652	7,421

Provision for Credit Losses (a)	1,836	821	753	1,468	745

TOTAL NET REVENUE	5,111	6,753	6,845	5,184	6,676

EXPENSE

Compensation Expense	2,367	2,761	2,823	2,622	2,860

Occupancy Expense (b)	478	365	338	334	339

Technology and Communications Expense	625	629	665	640	663

Merger and Restructuring Costs	333	229	255	841	876

Amortization of Intangibles	80	92	69	187	182

Other Expense	1,168	1,118	1,208	1,128	1,087

TOTAL NONINTEREST EXPENSE	5,051	5,194	5,358	5,752	6,007

Income (Loss) before Income Tax Expense and Effect of Accounting Change	60	1,559	1,487	(568)	669

Income Tax Expense (Benefit)	20	531	505	(236)	220

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	40	1,028	982	(332)	449

Net Effect of Change in Accounting Principle	—	—	—	—	—

NET INCOME (LOSS)	$40	$1,028	$982	$(332)	$449

NET INCOME (LOSS) PER SHARE (c)

Basic	$0.01	$0.51	$0.49	$(0.18)	$0.22

Diluted	0.01	0.50	0.48	(0.18)	0.22

PERFORMANCE RATIOS

Return on Average Assets	0.02%	0.56%	0.55%	NM	0.24%

Return on Average Common Equity	0.3	10.0	9.7	NM	4.2

FULL-TIME EQUIVALENT EMPLOYEES (d)	95,637	95,878	96,938	95,812	96,633

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

REVENUE

Investment Banking Fees	(31)%		(33)%		$2,085	$2,681	(22)%

Trading Revenue	NM		NM		2,009	4,563	(56)

Fees and Commissions	4		25		8,474	6,988	21

Private Equity — Realized Gains (Losses)	NM		NM		(60)	570	NM

Private Equity — Unrealized Gains (Losses)	NM		12		(618)	(1,379)	55

Securities Gains	366		307		816	664	23

Other Revenue (a)	43		92		868	747	16

Total Noninterest Revenue	(10)		(12)		13,574	14,834	(8)

Interest Income	(3)		(18)		19,100	25,358	(25)

Interest Expense	(1)		(29)		10,555	17,500	(40)

Net Interest Income	(5)		3		8,545	7,858	9

Revenue before Provision for Credit Losses	(8)		(6)		22,119	22,692	(3)

Provision for Credit Losses (a)	124		146		3,410	1,714	99

TOTAL NET REVENUE	(24)		(23)		18,709	20,978	(11)

EXPENSE

Compensation Expense	(14)		(17)		7,951	9,222	(14)

Occupancy Expense (b)	31		41		1,181	1,014	16

Technology and Communications Expense	(1)		(6)		1,919	1,991	(4)

Merger and Restructuring Costs	45		(62)		817	1,682	(51)

Amortization of Intangibles	(13)		(56)		241	542	(56)

Other Expense	4		7		3,494	3,393	3

TOTAL NONINTEREST EXPENSE	(3)		(16)		15,603	17,844	(13)

Income (Loss) before Income Tax Expense and Effect of Accounting Change	(96)		(91)		3,106	3,134	(1)

Income Tax Expense (Benefit)	(96)		(91)		1,056	1,083	(2)

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	(96)		(91)		2,050	2,051	—

Net Effect of Change in Accounting Principle	NM		NM		—	(25)	NM

NET INCOME (LOSS)	(96)		(91)		$2,050	$2,026	1

NET INCOME (LOSS) PER SHARE (c)

Basic	(98)		(95)		$1.01	$1.00	1

Diluted	(98)		(95)		1.00	0.97	3

PERFORMANCE RATIOS

Return on Average Assets	(54	)bp	(22	)bp	0.38%	0.37%	1	bp

Return on Average Common Equity	(970)		(390)		6.5	6.4	10

FULL-TIME EQUIVALENT EMPLOYEES (d)	—%		(1)%

Note: Prior periods have been restated to conform with current methodologies.

(a)	In the third quarter of 2002, the “Provision for Loan Losses” was re-named “Provision for Credit Losses” and now includes the aggregate amount of the provision for loan losses and provision for lending-related commitments. The prior period provision for lending-related commitments was re-classified from “Other Revenue” to the “Provision for Credit Losses” category.

(b)	In the third quarter of 2002, $98 million (pre-tax) in real estate reserves were recorded in “Occupancy Expense” on a reported basis and treated as a special item on an operating basis.

(c)	Basic and diluted earnings per share have been reduced by $0.01 in the first nine months of 2001 due to the impact of the adoption of SFAS 133 relating to the accounting for derivative instruments and hedging activities.

(d)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

	3QTR	2QTR	1QTR	4QTR		3QTR
	2002	2002	2002	2001		2001

OPERATING REVENUE

Investment Bank	$2,433	$3,098	$3,610	$3,083		$3,541

Treasury & Securities Services	1,022	983	933	936		972

Investment Management & Private Banking	691	729	763	746		757

Retail & Middle Market Financial Services	3,732	3,468	3,119	2,923		2,843

Corporate (a)	(216)	(186)	(205)	(321)		(247)

OPERATING REVENUE EXCLUDING JPMP	7,662	8,092	8,220	7,367		7,866

JPMorgan Partners	(361)	(184)	(301)	(451)		(175)

OPERATING REVENUE (b)	$7,301	$7,908	$7,919	$6,916		$7,691

EARNINGS

Investment Bank	$(256)	$486	$753	$369		$702

Treasury & Securities Services	212	174	142	157		172

Investment Management & Private Banking	98	111	126	97		124

Retail & Middle Market Financial Services	807	694	529	334		421

Corporate (a)	(252)	(117)	(154)	(257)		(133)

OPERATING EARNINGS EXCLUDING JPMP	609	1,348	1,396	700		1,286

JPMorgan Partners	(284)	(169)	(246)	(344)		(153)

OPERATING EARNINGS (b)	325	1,179	1,150	356		1,133

Special Items & Net Effect of Change in Acctng Principle	(285)	(151)	(168)	(579)		(587)

Amortization of Goodwill, Net of Taxes	—	—	—	(109)		(97)

NET INCOME (LOSS) (b)	$40	$1,028	$982	$(332)		$449

EARNINGS PER SHARE — DILUTED

OPERATING EARNINGS EXCLUDING JPMP	$0.30	$0.66	$0.69	$0.34		$0.63

Impact of JPMP	(0.14)	(0.08)	(0.12)	(0.17)		(0.08)

OPERATING EARNINGS (b)	0.16	0.58	0.57	0.17		0.55

Special Items & Net Effect of Change in Acctng Principle	(0.15)	(0.08)	(0.09)	(0.29)		(0.29)

Amortization of Goodwill, Net of Taxes	—	—	—	(0.05)		(0.04)

NET INCOME (LOSS) (b)	$0.01	$0.50	$0.48	$(0.18	)(c)	$0.22

OPERATING RETURN ON COMMON EQUITY

Investment Bank	NM	10.4%	16.0%	7.7%		15.1%

Treasury & Securities Services	28.3%	22.9	19.4	21.5		23.3

Investment Management & Private Banking	6.4	7.1	8.3	6.2		7.9

Retail & Middle Market Financial Services	30.4	26.6	21.0	13.8		17.8

OPERATING RETURN ON COMMON EQUITY (b)	2.9	11.4	11.4	3.3		10.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Bank	(21)%		(31)%		$9,141	$11,584	(21)%

Treasury & Securities Services	4		5		2,938	2,885	2

Investment Management & Private Banking	(5)		(9)		2,183	2,436	(10)

Retail & Middle Market Financial Services	8		31		10,319	8,194	26

Corporate (a)	(16)		13		(607)	(649)	6

OPERATING REVENUE EXCLUDING JPMP	(5)		(3)		23,974	24,450	(2)

JPMorgan Partners	(96)		NM		(846)	(974)	13

OPERATING REVENUE (b)	(8)		(5)		$23,128	$23,476	(1)

EARNINGS

Investment Bank	NM		NM		$983	$2,510	(61)

Treasury & Securities Services	22		23		528	485	9

Investment Management & Private Banking	(12)		(21)		335	366	(8)

Retail & Middle Market Financial Services	16		92		2,030	1,249	63

Corporate (a)	NM		(89)		(523)	(397)	(32)

OPERATING EARNINGS EXCLUDING JPMP	(55)		(53)		3,353	4,213	(20)

JPMorgan Partners	(68)		(86)		(699)	(767)	9

OPERATING EARNINGS (b)	(72)		(71)		2,654	3,446	(23)

Special Items & Net Effect of Change in Acctng Principle	(89)		51		(604)	(1,136)	47

Amortization of Goodwill, Net of Taxes	NM		NM		—	(284)	NM

NET INCOME (LOSS) (b)	(96)		(91)		$2,050	$2,026	1

EARNINGS PER SHARE — DILUTED

OPERATING EARNINGS EXCLUDING JPMP	(55)		(52)		$1.65	$2.05	(20)

Impact of JPMP	75		75		(0.35)	(0.38)	(8)

OPERATING EARNINGS (b)	(72)		(71)		1.30	1.67	(22)

Special Items & Net Effect of Change in Acctng Principle	(88)		48		(0.30)	(0.56)	46

Amortization of Goodwill, Net of Taxes	NM		NM		—	(0.14)	NM

NET INCOME (LOSS) (b)	(98)		(95)		$1.00	$0.97	3

OPERATING RETURN ON COMMON EQUITY

Investment Bank	NM		NM		7.0%	17.5%	(1,050	)bp

Treasury & Securities Services	540	bp	500	bp	23.6	21.8	180

Investment Management & Private Banking	(70)		(150)		7.2	7.6	(40)

Retail & Middle Market Financial Services	380		1,260		26.1	18.3	780

OPERATING RETURN ON COMMON EQUITY (b)	(850)		(780)		8.5	10.9	(240)

(a)	Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

(b)	Represents consolidated JPMorgan Chase.

(c)	Diluted EPS is reported as $(0.18) which is the same as basic EPS, instead of $(0.17), since using diluted average shares outstanding would cause antidilution. As a result, the net loss earnings per share does not foot by $(0.01).

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS EXCLUDING JPMORGAN PARTNERS (in millions, except per share and ratio data)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	$545	$785	$755	$932	$812

Trading-Related Revenue (Including Trading NII)	363	1,123	1,710	896	1,608

Fees and Commissions	2,749	2,725	2,466	2,297	2,289

Private Equity — Realized Gains (Losses)	1	1	3	(26)	—

Private Equity — Unrealized Gains (Losses)	(17)	(1)	14	—	(5)

Securities Gains	578	124	114	202	142

Other Revenue	416	278	133	158	206

Net Interest Income (Excluding Trading NII)	3,027	3,057	3,025	2,908	2,814

TOTAL OPERATING REVENUE	7,662	8,092	8,220	7,367	7,866

OPERATING EXPENSE

Compensation Expense	2,330	2,724	2,782	2,583	2,825

Noncompensation Expense	2,202	2,157	2,233	2,085	2,092

TOTAL OPERATING EXPENSE	4,532	4,881	5,015	4,668	4,917

Credit Costs	2,190	1,155	1,074	1,732	1,015

Operating Income before Taxes	940	2,056	2,131	967	1,934

Income Taxes	331	708	735	267	648

OPERATING EARNINGS	$609	$1,348	$1,396	$700	$1,286

OPERATING BASIS

Diluted Earnings per Share	$0.30	$0.66	$0.69	$0.34	$0.63

Return on Common Equity	6.4%	15.2%	16.2%	7.7%	14.3%

Overhead Ratio	59	60	61	63	63

Compensation Expense as a % of Operating Revenue	30	34	34	35	36

Noncompensation Expense as a % of Operating Revenue	29	27	27	28	27

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	(31)%		(33)%		$2,085	$2,682	(22)%

Trading-Related Revenue (Including Trading NII)	(68)		(77)		3,196	5,343	(40)

Fees and Commissions	1		20		7,940	6,761	17

Private Equity — Realized Gains (Losses)	—		NM		5	2	150

Private Equity — Unrealized Gains (Losses)	NM		NM		(4)	(26)	85

Securities Gains	366		307		816	664	23

Other Revenue	50		102		827	737	12

Net Interest Income (Excluding Trading NII)	(1)		8		9,109	8,287	10

TOTAL OPERATING REVENUE	(5)		(3)		23,974	24,450	(2)

OPERATING EXPENSE

Compensation Expense	(14)		(18)		7,836	9,110	(14)

Noncompensation Expense	2		5		6,592	6,380	3

TOTAL OPERATING EXPENSE	(7)		(8)		14,428	15,490	(7)

Credit Costs	90		116		4,419	2,498	77

Operating Income before Taxes	(54)		(51)		5,127	6,462	(21)

Income Taxes	(53)		(49)		1,774	2,249	(21)

OPERATING EARNINGS	(55)		(53)		$3,353	$4,213	(20)

OPERATING BASIS

Diluted Earnings per Share	(55)		(52)		$1.65	$2.05	(20)

Return on Common Equity	(880	)bp	(790	)bp	12.5%	16.0%	(350	)bp

Overhead Ratio	(100)		(400)		60	63	(300)

Compensation Expense as a % of Operating Revenue	(400)		(600)		33	37	(400)

Noncompensation Expense as a % of Operating Revenue	200		200		27	26	100

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	$545	$785	$755	$931	$811

Trading-Related Revenue (Including Trading NII)	365	1,136	1,720	904	1,614

Fees and Commissions	2,768	2,745	2,493	2,340	2,297

Private Equity — Realized Gains (Losses)	(40)	(10)	(10)	81	204

Private Equity — Unrealized Gains (Losses)	(275)	(115)	(228)	(505)	(311)

Securities Gains	578	124	114	202	142

Other Revenue	409	273	137	138	209

Net Interest Income (Excluding Trading NII)	2,951	2,970	2,938	2,825	2,725

TOTAL OPERATING REVENUE	7,301	7,908	7,919	6,916	7,691

OPERATING EXPENSE

Compensation Expense	2,367	2,761	2,823	2,622	2,860

Noncompensation Expense	2,253	2,204	2,280	2,138	2,125

TOTAL OPERATING EXPENSE	4,620	4,965	5,103	4,760	4,985

Credit Costs	2,190	1,155	1,074	1,732	1,015

Operating Income before Taxes	491	1,788	1,742	424	1,691

Income Taxes	166	609	592	68	558

OPERATING EARNINGS	$325	$1,179	$1,150	$356	$1,133

OPERATING BASIS

Diluted Earnings per Share	$0.16	$0.58	$0.57	$0.17	$0.55

SVA	(964)	(57)	(59)	(915)	(136)

Return on Managed Assets	0.17%	0.62%	0.63%	0.19%	0.59%

Return on Common Equity	2.9	11.4	11.4	3.3	10.7

Overhead Ratio	63	63	64	69	65

Common Dividend Payout Ratio	222	59	60	199	61

Effective Tax Rate	34	34	34	16	33

Compensation Expense as a % of Operating Revenue	32	35	36	38	37

Noncompensation Expense as a % of Operating Revenue	31	28	29	31	28

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	(31)%		(33)%		$2,085	$2,681	(22)%

Trading-Related Revenue (Including Trading NII)	(68)		(77)		3,221	5,375	(40)

Fees and Commissions	1		21		8,006	6,801	18

Private Equity — Realized Gains (Losses)	NM		NM		(60)	570	NM

Private Equity — Unrealized Gains (Losses)	NM		12		(618)	(1,379)	55

Securities Gains	366		307		816	664	23

Other Revenue	50		96		819	743	10

Net Interest Income (Excluding Trading NII)	(1)		8		8,859	8,021	10

TOTAL OPERATING REVENUE	(8)		(5)		23,128	23,476	(1)

OPERATING EXPENSE

Compensation Expense	(14)		(17)		7,951	9,222	(14)

Noncompensation Expense	2		6		6,737	6,506	4

TOTAL OPERATING EXPENSE	(7)		(7)		14,688	15,728	(7)

Credit Costs	90		116		4,419	2,498	77

Operating Income before Taxes	(73)		(71)		4,021	5,250	(23)

Income Taxes	(73)		(70)		1,367	1,804	(24)

OPERATING EARNINGS	(72)		(71)		$2,654	$3,446	(23)

OPERATING BASIS

Diluted Earnings per Share	(72)		(71)		$1.30	$1.67	(22)

SVA	NM		NM		(1,080)	(332)	NM

Return on Managed Assets	(45	)bp	(42	)bp	0.47%	0.61%	(14	)bp

Return on Common Equity	(850)		(780)		8.5	10.9	(240)

Overhead Ratio	—		(200)		64	67	(300)

Common Dividend Payout Ratio	NM		NM		79	60	1,900

Effective Tax Rate	—		100		34	34	—

Compensation Expense as a % of Operating Revenue	(300)		(500)		34	39	(500)

Noncompensation Expense as a % of Operating Revenue	300		300		29	28	100

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

REVENUE

TRADING REVENUE

Reported	$(21)	$731	$1,299	$355	$1,301

Trading-Related NII	386	405	421	549	313

Operating	$365	$1,136	$1,720	$904	$1,614

CREDIT CARD REVENUE (a)

Reported	$806	$669	$587	$662	$548

Credit Card Securitizations	(237)	(140)	(91)	(153)	(100)

Operating	$569	$529	$496	$509	$448

OTHER REVENUE

Reported	$419	$292	$157	$151	$218

Credit Card Securitizations	(10)	(19)	(20)	(13)	(9)

Operating	$409	$273	$137	$138	$209

NET INTEREST INCOME

Reported	$2,736	$2,882	$2,927	$2,944	$2,659

Credit Card Securitizations	601	493	432	430	379

Trading-Related NII	(386)	(405)	(421)	(549)	(313)

Operating	$2,951	$2,970	$2,938	$2,825	$2,725

TOTAL REVENUE

Reported	$6,947	$7,574	$7,598	$6,652	$7,421

Credit Card Securitizations	354	334	321	264	270

Total Operating Revenue	$7,301	$7,908	$7,919	$6,916	$7,691

EXPENSE

Reported	$5,051	$5,194	$5,358	$5,752	$6,007

Merger and Restructuring Costs	(333)	(229)	(255)	(841)	(876)

Real Estate Reserves	(98)	—	—	—	—

Amortization of Goodwill	—	—	—	(151)	(146)

Operating Expense	$4,620	$4,965	$5,103	$4,760	$4,985

CREDIT COSTS

Provision for Credit Losses — Reported	$1,836	$821	$753	$1,468	$745

Credit Card Securitizations	354	334	321	264	270

Credit Costs — Operating	$2,190	$1,155	$1,074	$1,732	$1,015

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002				YTD 2002
	Over (Under)		YEAR TO DATE		Over (Under)

	2Q 2002	3Q 2001	2002	2001	2001

REVENUE

TRADING REVENUE

Reported	NM	NM	$2,009	$4,563	(56)%

Trading-Related NII	(5)%	23%	1,212	812	49

Operating	(68)	(77)	$3,221	$5,375	(40)

CREDIT CARD REVENUE (a)

Reported	20	47	$2,062	$1,446	43

Credit Card Securitizations	(69)	NM	(468)	(187)	NM

Operating	8	27	$1,594	$1,259	27

OTHER REVENUE

Reported	43	92	$868	$747	16

Credit Card Securitizations	(47)	11	(49)	(4)	NM

Operating	50	96	$819	$743	10

NET INTEREST INCOME

Reported	(5)	3	$8,545	$7,858	9

Credit Card Securitizations	22	59	1,526	975	57

Trading-Related NII	5	(23)	(1,212)	(812)	(49)

Operating	(1)	8	$8,859	$8,021	10

TOTAL REVENUE

Reported	(8)	(6)	$22,119	$22,692	(3)

Credit Card Securitizations	6	31	1,009	784	29

Total Operating Revenue	(8)	(5)	$23,128	$23,476	(1)

EXPENSE

Reported	(3)	(16)	$15,603	$17,844	(13)

Merger and Restructuring Costs	45	(62)	(817)	(1,682)	(51)

Real Estate Reserves	NM	NM	(98)	—	NM

Amortization of Goodwill	NM	NM	—	(434)	NM

Operating Expense	(7)	(7)	$14,688	$15,728	(7)

CREDIT COSTS

Provision for Credit Losses — Reported	124	146	$3,410	$1,714	99

Credit Card Securitizations	6	31	1,009	784	29

Credit Costs — Operating	90	116	$4,419	$2,498	77

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	3QTR	2QTR	1QTR	4QTR	3QTR
OPERATING INCOME STATEMENT	2002	2002	2002	2001	2001

REVENUE:

Trading Revenue (Including Trading NII):

Fixed Income and Other	$624	$1,022	$1,493	$957	$1,262

Equities	(254)	95	201	63	239

	370	1,117	1,694	1,020	1,501

Investment Banking Fees	533	786	741	934	809

Net Interest Income	649	641	717	788	761

Fees and Commissions	418	416	379	362	346

Securities Gains	465	108	127	165	141

All Other Revenue	(2)	30	(48)	(186)	(17)

TOTAL OPERATING REVENUE	2,433	3,098	3,610	3,083	3,541

EXPENSE:

Compensation Expense	790	1,156	1,179	1,134	1,252

Noncompensation Expense	857	869	932	744	893

TOTAL OPERATING EXPENSE	1,647	2,025	2,111	1,878	2,145

Operating Margin	786	1,073	1,499	1,205	1,396

Credit Costs	1,316	306	282	617	268

Operating Income (Loss) Before Taxes	(530)	767	1,217	588	1,128

Income Taxes (Benefit)	(274)	281	464	219	426

OPERATING EARNINGS (LOSS)	$(256)	$486	$753	$369	$702

Average Common Equity	$18,248	$18,574	$19,021	$18,836	$18,335

Average Assets	493,657	503,029	467,160	510,625	513,140

SVA	(812)	(74)	185	(206)	143

Return on Common Equity	NM	10.4%	16.0%	7.7%	15.1%

Overhead Ratio	68%	65	58	61	61

Compensation Expense as a % of Operating Revenue	32	37	33	37	35

BUSINESS REVENUE:

INVESTMENT BANKING FEES

Advisory	$141	$195	$193	$269	$333

Underwriting and Other Fees	392	591	548	665	476

TOTAL	533	786	741	934	809

CAPITAL MARKETS

Fixed Income	1,298	1,667	2,043	1,345	1,906

Treasury	610	269	385	487	364

Equities	(8)	376	441	317	462

TOTAL	1,900	2,312	2,869	2,149	2,732

TOTAL OPERATING REVENUE	$2,433	$3,098	$3,610	$3,083	$3,541

MEMO:

CAPITAL MARKETS TOTAL RETURN REVENUE (a)

Fixed Income	$1,332	$1,739	$2,000	$1,376	$1,893

Treasury	363	214	469	309	(19)

Equities	(8)	376	441	317	462

TOTAL	$1,687	$2,329	$2,910	$2,002	$2,336

MARKET SHARE / RANKINGS: (b)

Global Syndicated Loans	21.6%/#1	27.9%/#1	21.6%/#1	24.4%/#1	21.7%/#1

U.S. Investment Grade Bonds	14.3%/#2	17.6%/#2	15.9%/#2	13.2%/#2	14.7%/#2

Euro-Denominated Corporate International Bonds	4.8%/#9	5.3%/#7	5.8%/#4	6.1%/#6	9.5%/#1

Global Equity and Equity-Related	1.8%/#12	6.1%/#7	4.8%/#6	5.0%/#8	5.1%/#7

U.S. Equity and Equity-Related	3.9%/#7	8.4%/#6	4.5%/#7	7.7%/#5	5.5%/#7

Global Announced M&A	14.5%/#4	18.6%/#3	13.7%/#8	25.7%/#3	31.2%/#5

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

OPERATING INCOME STATEMENT	2Q 2002		3Q 2001		2002	2001	2001

REVENUE:

Trading Revenue (Including Trading NII):

Fixed Income and Other	(39	) %	(51	) %	$3,139	$4,020	(22	) %

Equities	NM		NM		42	1,127	(96)

	(67)		(75)		3,181	5,147	(38)

Investment Banking Fees	(32)		(34)		2,060	2,667	(23)

Net Interest Income	1		(15)		2,007	2,158	(7)

Fees and Commissions	—		21		1,213	1,123	8

Securities Gains	331		230		700	373	88

All Other Revenue	NM		88		(20)	116	NM

TOTAL OPERATING REVENUE	(21)		(31)		9,141	11,584	(21)

EXPENSE:

Compensation Expense	(32)		(37)		3,125	4,199	(26)

Noncompensation Expense	(1)		(4)		2,658	2,784	(5)

TOTAL OPERATING EXPENSE	(19)		(23)		5,783	6,983	(17)

Operating Margin	(27)		(44)		3,358	4,601	(27)

Credit Costs	330		391		1,904	530	259

Operating Income (Loss) Before Taxes	NM		NM		1,454	4,071	(64)

Income Taxes (Benefit)	NM		NM		471	1,561	(70)

OPERATING EARNINGS (LOSS)	NM		NM		$983	$2,510	(61)

Average Common Equity	(2)		—		$18,611	$19,043	(2)

Average Assets	(2)		(4)		488,046	510,185	(4)

SVA	NM		NM		(701)	779	NM

Return on Common Equity	NM		NM		7.0%	17.5%	(1,050	) bp

Overhead Ratio	300	bp	700	bp	63	60	300

Compensation Expense as a % of Operating Revenue	(500)		(300)		34	36	(200)

BUSINESS REVENUE:

INVESTMENT BANKING FEES

Advisory	(28	) %	(58	) %	$529	$979	(46	) %

Underwriting and Other Fees	(34)		(18)		1,531	1,688	(9)

TOTAL	(32)		(34)		2,060	2,667	(23)

CAPITAL MARKETS

Fixed Income	(22)		(32)		5,008	5,961	(16)

Treasury	127		68		1,264	1,034	22

Equities	NM		NM		809	1,922	(58)

TOTAL	(18)		(30)		7,081	8,917	(21)

TOTAL OPERATING REVENUE	(21)		(31)		$9,141	$11,584	(21)

MEMO:

CAPITAL MARKETS TOTAL RETURN REVENUE (a)

Fixed Income	(23)		(30)		$5,071	$6,017	(16)

Treasury	70		NM		1,046	641	63

Equities	NM		NM		809	1,922	(58)

TOTAL	(28)		(28)		$6,926	$8,580	(19)

MARKET SHARE / RANKINGS: (b)

Global Syndicated Loans					24.2%/#1	26.7%/#1

U.S. Investment Grade Bonds					16.1%/#2	14.5%/#2

Euro-Denominated Corporate International Bonds					5.4%/#4	7.4%/#2

Global Equity and Equity-Related					4.8%/#8	2.8%/#9

U.S. Equity and Equity-Related					5.9%/#7	2.3%/#8

Global Announced M&A					15.8%/#4	20.8%/#5

Note: Prior periods have been restated to conform with current methodologies.

(a)	Total return revenues include operating revenues plus the unrealized gains or losses on assets and liabilities in activities, primarily treasury, which are accounted for under accrual accounting.

(b)	Derived from Thomson Financial Securities Data which reflect subsequent updates to prior period information. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	3QTR	2QTR	1QTR	4QTR	3QTR
OPERATING INCOME STATEMENT	2002	2002	2002	2001	2001

REVENUE:

Fees and Commissions	$595	$608	$586	$564	$554

Net Interest Income	326	322	313	328	355

All Other Revenue	101	53	34	44	63

TOTAL OPERATING REVENUE	1,022	983	933	936	972

EXPENSE:

Compensation Expense	290	301	304	275	288

Noncompensation Expense	407	414	409	419	418

TOTAL OPERATING EXPENSE	697	715	713	694	706

Operating Margin	325	268	220	242	266

Credit Costs	—	(1)	1	4	1

Operating Income Before Taxes	325	269	219	238	265

Income Taxes	113	95	77	81	93

OPERATING EARNINGS	$212	$174	$142	$157	$172

Average Common Equity	$2,958	$3,033	$2,953	$2,876	$2,910

Average Assets	15,311	18,306	16,281	17,744	18,301

SVA	122	82	54	69	83

Return on Common Equity	28.3%	22.9%	19.4%	21.5%	23.3%

Overhead Ratio	68	73	76	74	73

OPERATING REVENUE BY BUSINESS:

Treasury Services	$356	$329	$333	$349	$344

Investor Services	394	428	392	392	434

Institutional Trust Services	220	221	202	190	189

Other	52	5	6	5	5

Total Treasury & Securities Services	$1,022	$983	$933	$936	$972

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

OPERATING INCOME STATEMENT	2Q 2002		3Q 2001		2002	2001	2001

REVENUE:

Fees and Commissions	(2	) %	7%		$1,789	$1,667	7%

Net Interest Income	1		(8)		961	1,049	(8)

All Other Revenue	91		60		188	169	11

TOTAL OPERATING REVENUE	4		5		2,938	2,885	2

EXPENSE:

Compensation Expense	(4)		1		895	876	2

Noncompensation Expense	(2)		(3)		1,230	1,257	(2)

TOTAL OPERATING EXPENSE	(3)		(1)		2,125	2,133	—

Operating Margin	21		22		813	752	8

Credit Costs	NM		NM		—	4	NM

Operating Income Before Taxes	21		23		813	748	9

Income Taxes	19		22		285	263	8

OPERATING EARNINGS	22		23		$528	$485	9

Average Common Equity	(2)		2		$2,982	$2,949	1

Average Assets	(16)		(16)		16,629	17,938	(7)

SVA	49		47		258	217	19

Return on Common Equity	540	bp	500	bp	23.6%	21.8%	180	bp

Overhead Ratio	(500)		(500)		72	74	(200)

OPERATING REVENUE BY BUSINESS:

Treasury Services	8%		3%		$1,018	$997	2%

Investor Services	(8)		(9)		1,214	1,296	(6)

Institutional Trust Services	—		16		643	577	11

Other	NM		NM		63	15	320

Total Treasury & Securities Services	4		5		$2,938	$2,885	2

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	3QTR			2QTR	1QTR	4QTR	3QTR
OPERATING INCOME STATEMENT	2002			2002	2002	2001	2001

REVENUE:

Fees and Commissions	$510			$551	$581	$566	$569

Net Interest Income	124			123	120	143	138

All Other Revenue	57			55	62	37	50

TOTAL OPERATING REVENUE	691			729	763	746	757

EXPENSE:

Compensation Expense	263			258	283	285	299

Noncompensation Expense	288			311	295	314	292

TOTAL OPERATING EXPENSE	551			569	578	599	591

Operating Margin	140			160	185	147	166

Credit Costs	25			23	23	30	3

Operating Income Before Taxes	115			137	162	117	163

Income Taxes	17			26	36	20	39

OPERATING EARNINGS	$98			$111	$126	$97	$124

Average Common Equity	$6,008			$6,172	$6,095	$6,096	$6,145

Average Assets	34,746			36,285	37,825	36,405	36,658

SVA	(85)			(76)	(56)	(89)	(63)

Return on Common Equity	6.4%			7.1%	8.3%	6.2%	7.9%

Overhead Ratio	80			78	76	80	78
(in billions)

ASSETS UNDER MANAGEMENT (a) (b)	$492	(c	)	$541	$581	$602	$582

Private Banking	118	(c	)	132	139	138	135

Institutional	313	(c	)	341	373	404	390

Retail	61	(c	)	68	69	60	57

ASSETS UNDER MANAGEMENT	$492	(c	)	$541	$581	$602	$582

Americas	343	(c	)	375	417	438	421

Europe and Asia	149	(c	)	166	164	164	161

ASSETS UNDER MANAGEMENT	$492	(c	)	$541	$581	$602	$582

Fixed Income and Cash	283	(c	)	293	312	328	313

Equities and Other	209	(c	)	248	269	274	269

CLIENT POSITIONS (b) (d)

Private Banking	$241	(c	)	$277	$276	$299	$300

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

OPERATING INCOME STATEMENT	2Q 2002		3Q 2001		2002	2001	2001

REVENUE:

Fees and Commissions	(7)%		(10)%		$1,642	$1,794	(8)%

Net Interest Income	1		(10)		367	443	(17)

All Other Revenue	4		14		174	199	(13)

TOTAL OPERATING REVENUE	(5)		(9)		2,183	2,436	(10)

EXPENSE:

Compensation Expense	2		(12)		804	1,014	(21)

Noncompensation Expense	(7)		(1)		894	940	(5)

TOTAL OPERATING EXPENSE	(3)		(7)		1,698	1,954	(13)

Operating Margin	(13)		(16)		485	482	1

Credit Costs	9		NM		71	5	NM

Operating Income Before Taxes	(16)		(29)		414	477	(13)

Income Taxes	(35)		(56)		79	111	(29)

OPERATING EARNINGS	(12)		(21)		$335	$366	(8)

Average Common Equity	(3)		(2)		$6,091	$6,324	(4)

Average Assets	(4)		(5)		36,274	36,921	(2)

SVA	(12)		(35)		(217)	(210)	(3)

Return on Common Equity	(70	)bp	(150	)bp	7.2%	7.6%	(40	)bp

Overhead Ratio	200		200		78	80	(200)
(in billions)

ASSETS UNDER MANAGEMENT (a) (b)	(9)%		(15)%

Private Banking	(11)		(13)

Institutional	(8)		(20)

Retail	(10)		7

ASSETS UNDER MANAGEMENT	(9)		(15)

Americas	(9)		(19)

Europe and Asia	(10)		(7)

ASSETS UNDER MANAGEMENT	(9)		(15)

Fixed Income and Cash	(3)		(10)

Equities and Other	(16)		(22)

CLIENT POSITIONS (b) (d)

Private Banking	(13)		(20)

Note: Prior periods have been restated to conform with current methodologies.

(a)	Assets under management represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc.

(b)	Assets under management and client positions restated for transfer of certain clients to RMMFS.

(c)	Estimated

(d)	Client Positions represent assets under management as well as custody, restricted stock, deposit, brokerage and loan accounts.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:

Private Equity:

Realized Gains (Losses)	$(41)	$(11)	$(13)	$107	$204

Unrealized Gains (Losses)	(258)	(114)	(242)	(505)	(306)

Total Private Equity Gains (Losses)	(299)	(125)	(255)	(398)	(102)

Net Interest Income (Loss)	(76)	(87)	(87)	(83)	(89)

Fees and Other Revenue	14	28	41	30	16

TOTAL OPERATING REVENUE	(361)	(184)	(301)	(451)	(175)

EXPENSE:

Compensation Expense	37	37	41	39	35

Noncompensation Expense	51	47	47	53	33

TOTAL OPERATING EXPENSE	88	84	88	92	68

Operating Income (Loss) Before Taxes	(449)	(268)	(389)	(543)	(243)

Income Taxes (Benefit)	(165)	(99)	(143)	(199)	(90)

OPERATING EARNINGS (LOSS)	$(284)	$(169)	$(246)	$(344)	$(153)

Average Common Equity	$5,389	$5,493	$5,709	$6,131	$6,121

Average Assets	10,095	10,279	10,687	11,734	11,368

SVA	(489)	(376)	(459)	(578)	(386)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002				YTD2002
	Over (Under)		YEAR TO DATE		Over (Under)

	2Q 2002	3Q 2001	2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:

Private Equity:

Realized Gains (Losses)	NM	NM	$(65)	$568	NM

Unrealized Gains (Losses)	NM	16%	(614)	(1,353)	55%

Total Private Equity Gains (Losses)	NM	NM	(679)	(785)	14

Net Interest Income (Loss)	13%	15	(250)	(266)	6

Fees and Other Revenue	(50)	(13)	83	77	8

TOTAL OPERATING REVENUE	(96)	NM	(846)	(974)	13

EXPENSE:

Compensation Expense	—	6	115	112	3

Noncompensation Expense	9	55	145	126	15

TOTAL OPERATING EXPENSE	5	29	260	238	9

Operating Income (Loss) Before Taxes	(68)	(85)	(1,106)	(1,212)	9

Income Taxes (Benefit)	(67)	(83)	(407)	(445)	9

OPERATING EARNINGS (LOSS)	(68)	(86)	$(699)	$(767)	9

Average Common Equity	(2)	(12)	$5,529	$6,617	(16)

Average Assets	(2)	(11)	10,351	12,410	(17)

SVA	(30)	(27)	(1,324)	(1,517)	13

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES
(in millions, except ratios)

	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Sep 30th
	2002	2002	2002	2001	2001

PORTFOLIO INFORMATION

Public Securities (110 companies)(a)(b)

Carrying Value	$488	$695	$705	$998	$1,149

Cost	764	860	809	802	829

Private Direct Securities (960 companies)(b)

Carrying Value	5,694	5,707	6,054	6,289	6,371

Cost	7,186	7,066	7,317	7,544	7,322

Private Fund Investments (326 funds)(b)

Carrying Value	1,831	1,827	1,794	1,910	2,108

Cost	2,216	2,164	2,119	2,182	2,217

Total Investment Portfolio — Carrying Value	$8,013	$8,229	$8,553	$9,197	$9,628

Total Investment Portfolio — Cost	$10,166	$10,090	$10,245	$10,528	$10,368

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Sep 30, 2002

	Over (Under)

	Jun 30, 02	Sep 30, 01

PORTFOLIO INFORMATION

Public Securities (110 companies)(a)(b)

Carrying Value	(30)%	(58)%

Cost	(11)	(8)

Private Direct Securities (960 companies)(b)

Carrying Value	—	(11)

Cost	2	(2)

Private Fund Investments (326 funds)(b)

Carrying Value	—	(13)

Cost	2	—

Total Investment Portfolio — Carrying Value	(3)	(17)

Total Investment Portfolio — Cost	1	(2)

Public Securities Investments at September 30, 2002
(dollars and shares in millions)

			Quoted
			Public
	Symbol	Shares	Value	Cost

JetBlue Airways Corporation	JBLU	3.4	$139	$20

Encore Acquisition Company	EAC	4.9	81	34

Fisher Scientific International, Inc.	FSH	2.4	72	21

Guitar Center Inc.	GTRC	3.3	61	35

Triton PCS Holdings, Inc.	TPC	16.0	33	70

United Auto Group, Inc.	UAG	2.2	30	25

AT&T Wireless Services, Inc. (c)	AWE	7.0	29	5

1-800-FLOWERS.COM, Inc.	FLWS	3.9	27	14

dj Orthopedics, Inc.	DJO	5.9	23	54

Lin TV Corp	TVL	0.9	21	27

Top Ten Public Securities			$516	$305

Other Public Securities (100 companies)			204	459

Total Public Securities (110 companies)			$720	$764

(a)	Publicly traded positions only.

(b)	Represents the number of companies and funds at September 30, 2002.

(c)	Does not include 3.3 million shares held directly by the holding company, received upon distribution from JPMP.

J.P. MORGAN CHASE & CO RETAIL & MIDDLE MARKET FINANCIAL SERVICES FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Net Interest Income	$2,159	$2,124	$2,032	$1,843	$1,801

Fees and Commissions	1,247	1,150	912	796	807

Securities Gains	112	19	(13)	61	1

All Other Revenue	214	175	188	223	234

TOTAL OPERATING REVENUE	3,732	3,468	3,119	2,923	2,843

EXPENSE:

Compensation Expense	678	670	646	601	616

Noncompensation Expense	969	951	892	875	831

TOTAL OPERATING EXPENSE	1,647	1,621	1,538	1,476	1,447

Operating Margin	2,085	1,847	1,581	1,447	1,396

Credit Costs	823	736	726	926	722

Operating Income Before Taxes	1,262	1,111	855	521	674

Income Taxes	455	417	326	187	253

OPERATING EARNINGS	$807	$694	$529	$334	$421

Average Common Equity	$10,497	$10,436	$10,149	$9,489	$9,343

Average Managed Assets (a)	179,489	176,176	176,325	166,858	165,118

SVA	487	379	225	44	136

Return on Common Equity	30.4%	26.6%	21.0%	13.8%	17.8%

Overhead Ratio	44	47	49	50	51

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES

CARDMEMBER SERVICES:

Operating Revenues	$1,563	$1,492	$1,358	$1,261	$1,148

Operating Earnings	246	179	151	176	129

HOME FINANCE:

Operating Revenues	$974	$773	$529	$443	$468

Operating Earnings	393	268	134	89	122

REGIONAL BANKING GROUP:

Operating Revenues	$689	$702	$719	$734	$766

Operating Earnings	87	103	128	109	123

MIDDLE MARKETS:

Operating Revenues	$326	$316	$322	$303	$310

Operating Earnings	91	89	79	63	72

AUTO FINANCE:

Operating Revenues	$167	$167	$172	$164	$140

Operating Earnings	27	82	33	36	33

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Net Interest Income	2%		20%		$6,315	$5,189	22%

Fees and Commissions	8		55		3,309	2,145	54

Securities Gains	NM		NM		118	317	(63)

All Other Revenue	22		(9)		577	543	6

TOTAL OPERATING REVENUE	8		31		10,319	8,194	26

EXPENSE:

Compensation Expense	1		10		1,994	1,771	13

Noncompensation Expense	2		17		2,812	2,461	14

TOTAL OPERATING EXPENSE	2		14		4,806	4,232	14

Operating Margin	13		49		5,513	3,962	39

Credit Costs	12		14		2,285	1,948	17

Operating Income Before Taxes	14		87		3,228	2,014	60

Income Taxes	9		80		1,198	765	57

OPERATING EARNINGS	16		92		$2,030	$1,249	63

Average Common Equity	1		12		$10,362	$9,032	15

Average Managed Assets (a)	2		9		177,342	162,572	9

SVA	28		258		1,091	427	156

Return on Common Equity	380	bp	1,260	bp	26.1%	18.3%	780	bp

Overhead Ratio	(300)		(700)		47	52	(500)

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES

CARDMEMBER SERVICES:

Operating Revenues	5%		36%		$4,413	$3,220	37%

Operating Earnings	37		91		576	336	71

HOME FINANCE:

Operating Revenues	26		108		$2,276	$1,245	83

Operating Earnings	47		222		795	313	154

REGIONAL BANKING GROUP:

Operating Revenues	(2)		(10)		$2,110	$2,322	(9)

Operating Earnings	(16)		(29)		318	377	(16)

MIDDLE MARKETS:

Operating Revenues	3		5		$964	$934	3

Operating Earnings	2		26		259	194	34

AUTO FINANCE:

Operating Revenues	—		19		$506	$388	30

Operating Earnings	(67)		(18)		142	92	54

Note: Prior periods have been restated to conform with current methodologies.

(a)	Excludes the impact of credit card securitizations.

J.P. MORGAN CHASE & CO RETAIL & MIDDLE MARKET FINANCIAL SERVICES BUSINESS-RELATED METRICS

	3QTR		2QTR	1QTR	4QTR	3QTR
	2002		2002	2002	2001	2001

Cardmember Services — Managed Basis

End-of-Period Outstandings (in billions)	$51.1		$49.5	$48.9	$41.6	$38.9

Total Purchases & Cash Advances (a) (in billions)	23.0		20.9	18.9	20.3	17.9

Total Accounts (in millions)	28.6		28.1	27.7	23.9	23.4

Net Charge-Off Ratio	5.59%		6.41%	5.82%	5.56%	5.74%

Overhead Ratio	34		34	34	34	34

Regional Banking Group

Total Average Deposits (in billions)	$70.1		$69.9	$69.1	$66.3	$65.6

Total Average Assets Under Management (b) (in billions)	103.1	(c)	104.7	104.8	103.5	102.6

Number of Branches	533		533	538	531	533

Number of ATMs	1,884		1,878	1,895	1,907	1,875

Number of Online Customers (in thousands)	1,128		1,066	1,003	937	876

Overhead Ratio	75%		74%	73%	72%	69%

Home Finance

Originations (in billions)	$35.4		$26.5	$32.7	$50.4	$47.4

Loans Serviced (in billions)	434	(c)	436	426	430	427

Total Average Loans Owned (in billions)	54.2		54.1	56.9	57.3	57.0

Number of Customers (in millions)	4.0	(c)	4.1	4.0	4.0	4.1

Net Charge-Off Ratio	0.21%		0.30%	0.21%	0.21%	0.20%

Overhead Ratio	31		39	55	63	54

Middle Markets

Total Average Loans (in billions)	$13.7		$13.5	$13.6	$14.1	$14.3

Total Average Deposits (in billions)	24.0		24.0	22.7	20.1	18.1

Nonperforming Average Loans as a

% of Total Average Loans	1.95%		1.89%	2.20%	2.21%	2.19%

Overhead Ratio	49		53	52	58	53

Auto Finance

Loan and Lease Receivables (in billions)	$33.2		$29.3	$28.8	$28.4	$27.2

Origination Volume (in billions)	7.6		5.2	5.8	5.6	5.2

Market Share	5.8	%(c)	4.6%	5.2%	5.2%	4.2%

Net Charge-Off Ratio	0.59		0.38	0.53	0.70	0.49

Overhead Ratio	35		35	34	33	37

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

Cardmember Services — Managed Basis

End-of-Period Outstandings (in billions)	3%		31%		$51.1	$38.9	31%

Total Purchases & Cash Advances (a) (in billions)	10		28		62.8	51.9	21

Total Accounts (in millions)	2		22		28.6	23.4	22

Net Charge-Off Ratio	(82	)bp	(15	)bp	5.93%	5.47%	46	bp

Overhead Ratio	—		—		34	35	(100)

Regional Banking Group

Total Average Deposits (in billions)	—%		7%		$69.7	$65.7	6%

Total Average Assets Under Management (b) (in billions)	(2)		—		104.1	102.5	2

Number of Branches	—		—		533	533	—

Number of ATMs	—		—		1,884	1,875	—

Number of Online Customers (in thousands)	6		29		1,128	876	29

Overhead Ratio	100	bp	600	bp	74%	69%	500	bp

Home Finance

Originations (in billions)	34%		(25)%		$94.6	$132.6	(29)%

Loans Serviced (in billions)	—		2		434	427	2

Total Average Loans Owned (in billions)	—		(5)		55.5	53.8	3

Number of Customers (in millions)	(2)		(2)		4.0	4.1	(2)

Net Charge-Off Ratio	(9	)bp	1	bp	0.24%	0.17%	7	bp

Overhead Ratio	(800)		(2,300)		39	57	(1,800)

Middle Markets

Total Average Loans (in billions)	1%		(4)%		$13.6	$14.4	(6)%

Total Average Deposits (in billions)	—		33		23.6	17.9	32

Nonperforming Average Loans as a

% of Total Average Loans	6	bp	(24	)bp	2.01%	2.39%	(38	)bp

Overhead Ratio	(400)		(400)		51	54	(300)

Auto Finance

Loan and Lease Receivables (in billions)	13%		22%		$33.2	$27.2	22%

Origination Volume (in billions)	46		46		18.6	14.3	30

Market Share	120	bp	160	bp	5.8%	4.2%	160	bp

Net Charge-Off Ratio	21		10		0.50	0.47	3

Overhead Ratio	—		(200)		34	38	(400)

Note: Prior periods have been restated to conform with current methodologies.

(a)	Sum of total customer purchases, cash advances and balance transfers.

(b)	Assets under management includes deposits.

(c)	Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS
(in millions)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

NONINTEREST REVENUE

Investment Banking Fees:

Advisory	$143	$189	$191	$271	$329

Underwriting and Other Fees	402	596	564	660	482

Total	$545	$785	$755	$931	$811

Trading-Related Revenue: (a)

Equities	$(211)	$120	$223	$101	$251

Fixed Income and Other	576	1,016	1,497	803	1,363

Total	$365	$1,136	$1,720	$904	$1,614

Fees and Commissions:

Investment Management, Custody and Processing Services	$923	$981	$992	$987	$960

Credit Card Revenue	806	669	587	662	548

Brokerage and Investment Services	321	333	304	305	268

Mortgage Servicing Fees, Net of Amortization and Writedowns	323	257	48	(81)	9

Other Lending-Related Service Fees	128	128	130	118	125

Deposit Service Charges	288	273	290	277	262

Other Fees	216	244	233	225	225

Total	$3,005	$2,885	$2,584	$2,493	$2,397

Other Revenue: (b)

Residential Mortgage Origination/Sales Activities	$213	$146	$100	$162	$157

All Other Revenue	206	146	57	(11)	61

Total	$419	$292	$157	$151	$218

NONINTEREST EXPENSE

Other Expense:

Professional Services	$307	$311	$307	$289	$267

Outside Services	256	240	249	213	232

Marketing	179	144	146	179	137

Travel and Entertainment	102	112	101	78	116

All Other	324	311	405	369	335

Total	$1,168	$1,118	$1,208	$1,128	$1,087

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002				YTD 2002
	Over (Under)		YEAR TO DATE		Over (Under)

	2Q 2002	3Q 2001	2002	2001	2001

NONINTEREST REVENUE

Investment Banking Fees:

Advisory	(24)%	(57)%	$523	$977	(46)%

Underwriting and Other Fees	(33)	(17)	1,562	1,704	(8)

Total	(31)	(33)	$2,085	$2,681	(22)

Trading-Related Revenue: (a)

Equities	NM	NM	$132	$1,206	(89)

Fixed Income and Other	(43)	(58)	3,089	4,169	(26)

Total	(68)	(77)	$3,221	$5,375	(40)

Fees and Commissions:

Investment Management, Custody and Processing Services	(6)	(4)	$2,896	$2,964	(2)

Credit Card Revenue	20	47	2,062	1,446	43

Brokerage and Investment Services	(4)	20	958	939	2

Mortgage Servicing Fees, Net of Amortization and Writedowns	26	NM	628	(149)	NM

Other Lending-Related Service Fees	—	2	386	377	2

Deposit Service Charges	5	10	851	746	14

Other Fees	(11)	(4)	693	665	4

Total	4	25	$8,474	$6,988	21

Other Revenue: (b)

Residential Mortgage Origination/Sales Activities	46	36	$459	$414	11

All Other Revenue	41	238	409	333	23

Total	43	92	$868	$747	16

NONINTEREST EXPENSE

Other Expense:

Professional Services	(1)	15	$925	$850	9

Outside Services	7	10	745	675	10

Marketing	24	31	469	422	11

Travel and Entertainment	(9)	(12)	315	375	(16)

All Other	4	(3)	1,040	1,071	(3)

Total	4	7	$3,494	$3,393	3

Note: Prior periods have been restated to conform with current methodologies.

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 7.

(b)	In the third quarter of 2002, the “Provision for Loan Losses” was re-named “Provision for Credit Losses” and now includes the aggregate amount of the provision for loan losses and provision for lending-related commitments. The prior period provision for lending-related commitments was re-classified from “Other Revenue” to the “Provision for Credit Losses” category.

J.P. MORGAN CHASE & CO
CONSOLIDATED BALANCE SHEET
(in millions)

	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Sep 30th
	2002	2002	2002	2001	2001

ASSETS

Cash and Due from Banks	$18,159	$21,878	$22,637	$22,600	$22,299

Deposits with Banks	13,447	10,517	9,691	12,743	9,341

Federal Funds Sold and Securities Purchased under Resale Agreements	63,748	71,740	76,719	63,727	78,997

Securities Borrowed	35,283	48,429	40,880	36,580	37,499

Trading Assets:

Debt and Equity Instruments	151,264	159,746	144,992	118,248	165,143

Derivative Receivables	87,518	69,858	63,224	71,157	85,407

Securities	79,768	64,526	61,225	59,760	66,468

Loans (Net of Allowance for Loan Losses)	206,215	207,080	209,541	212,920	219,411

Private Equity Investments	8,013	8,229	8,553	9,197	9,628

Goodwill	8,108	8,089	8,055	8,336	8,477

Other Intangibles:

Mortgage Servicing Rights	3,606	5,689	6,918	6,579	5,731

Purchased Credit Card Relationships	1,337	1,426	1,508	519	542

All Other Intangibles	311	313	327	44	64

Other Assets	64,982	63,026	58,238	71,165	90,293

TOTAL ASSETS	$741,759	$740,546	$712,508	$693,575	$799,300

LIABILITIES

Deposits:

Noninterest-Bearing	$74,724	$73,529	$72,659	$76,974	$72,734

Interest-Bearing	217,447	220,300	209,378	216,676	208,870

Total Deposits	292,171	293,829	282,037	293,650	281,604

Federal Funds Purchased and Securities Sold under Repurchase Agreements	154,745	162,656	152,837	128,445	181,775

Commercial Paper	13,775	14,561	23,726	18,510	19,299

Other Borrowed Funds	12,646	17,352	16,968	10,835	21,941

Trading Liabilities:

Debt and Equity Instruments	71,607	67,952	71,141	52,988	58,594

Derivative Payables	70,593	55,575	44,997	56,063	70,817

Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	38,233	38,083	36,910	47,813	75,231

Long-Term Debt	39,113	42,363	37,322	39,183	42,315

Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	5,439	5,439	4,439	4,439

TOTAL LIABILITIES	698,322	697,810	671,377	651,926	756,015

PREFERRED STOCK OF SUBSIDIARY	—	—	—	550	550

STOCKHOLDERS’ EQUITY

Preferred Stock	1,009	1,009	1,009	1,009	1,009

Common Stock	2,023	2,020	2,016	1,997	1,993

Capital Surplus	13,113	13,111	12,783	12,495	12,244

Retained Earnings	26,940	27,605	27,278	26,993	28,021

Accumulated Other Comprehensive Income (Loss)	1,465	79	(909)	(442)	267

Treasury Stock, at Cost	(1,113)	(1,088)	(1,046)	(953)	(799)

TOTAL STOCKHOLDERS’ EQUITY	43,437	42,736	41,131	41,099	42,735

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$741,759	$740,546	$712,508	$693,575	$799,300

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Sep 30, 2002
	Over (Under)

	Jun 30, 02	Sep 30, 01

ASSETS

Cash and Due from Banks	(17)%	(19)%

Deposits with Banks	28	44

Federal Funds Sold and Securities Purchased under Resale Agreements	(11)	(19)

Securities Borrowed	(27)	(6)

Trading Assets:

Debt and Equity Instruments	(5)	(8)

Derivative Receivables	25	2

Securities	24	20

Loans (Net of Allowance for Loan Losses)	—	(6)

Private Equity Investments	(3)	(17)

Goodwill	—	(4)

Other Intangibles:

Mortgage Servicing Rights	(37)	(37)

Purchased Credit Card Relationships	(6)	147

All Other Intangibles	(1)	386

Other Assets	3	(28)

TOTAL ASSETS	—	(7)

LIABILITIES

Deposits:

Noninterest-Bearing	2	3

Interest-Bearing	(1)	4

Total Deposits	(1)	4

Federal Funds Purchased and Securities Sold under Repurchase Agreements	(5)	(15)

Commercial Paper	(5)	(29)

Other Borrowed Funds	(27)	(42)

Trading Liabilities:

Debt and Equity Instruments	5	22

Derivative Payables	27	—

Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	—	(49)

Long-Term Debt	(8)	(8)

Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	—	23

TOTAL LIABILITIES	—	(8)

PREFERRED STOCK OF SUBSIDIARY	NM	NM

STOCKHOLDERS’ EQUITY

Preferred Stock	—	—

Common Stock	—	2

Capital Surplus	—	7

Retained Earnings	(2)	(4)

Accumulated Other Comprehensive Income (Loss)	NM	NM

Treasury Stock, at Cost	(2)	(39)

TOTAL STOCKHOLDERS’ EQUITY	2	2

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	—	(7)

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

AVERAGE BALANCES

ASSETS

Deposits with Banks	$13,071	$9,287	$12,326	$10,810	$8,583

Federal Funds Sold and Securities Purchased under Resale Agreements	83,402	83,317	81,004	85,582	80,396

Securities and Trading Assets	205,232	201,512	180,951	188,988	200,161

Securities Borrowed	41,881	46,537	41,739	39,213	38,122

Loans	205,037	211,495	217,847	218,625	224,125

Total Interest-Earning Assets	548,623	552,148	533,867	543,218	551,387

Noninterest-Earning Assets	175,743	182,798	184,779	196,557	185,891

TOTAL ASSETS	$724,366	$734,946	$718,646	$739,775	$737,278

LIABILITIES

Interest-Bearing Deposits	$214,932	$221,687	$218,049	$223,314	$207,430

Federal Funds Purchased and Securities Sold under Repurchase Agreements	170,266	166,919	153,662	164,714	170,708

Commercial Paper	13,740	18,514	18,901	17,134	21,307

Other Borrowings (a)	66,014	78,614	67,408	55,388	67,218

Long-Term Debt	45,525	42,482	43,046	44,964	44,788

Total Interest-Bearing Liabilities	510,477	528,216	501,066	505,514	511,451

Noninterest-Bearing Liabilities	170,712	164,832	175,800	191,098	182,757

TOTAL LIABILITIES	681,189	693,048	676,866	696,612	694,208

PREFERRED STOCK OF SUBSIDIARY	—	—	354	550	550

Preferred Stock	1,009	1,009	1,009	1,009	1,017

Common Stockholders’ Equity	42,168	40,889	40,417	41,604	41,503

TOTAL STOCKHOLDERS’ EQUITY	43,177	41,898	41,426	42,613	42,520

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$724,366	$734,946	$718,646	$739,775	$737,278

AVERAGE RATES

INTEREST-EARNING ASSETS

Deposits with Banks	2.65%	3.31%	2.96%	3.76%	4.64%

Federal Funds Sold and Securities Purchased under Resale Agreements	2.52	2.58	2.45	3.18	4.19

Securities and Trading Assets	4.98	5.18	5.35	5.40	5.51

Securities Borrowed	1.70	1.49	1.77	2.00	3.17

Loans	5.73	5.95	5.87	5.97	6.54

Total Interest-Earning Assets	4.58	4.74	4.79	5.00	5.56

INTEREST-BEARING LIABILITIES

Interest-Bearing Deposits	2.62	2.38	2.49	2.52	3.48

Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.06	2.06	2.07	2.63	3.81

Commercial Paper	1.81	1.84	1.76	2.30	3.53

Other Borrowings	5.06	5.24	4.81	6.17	5.31

Long-Term Debt	3.22	3.10	3.35	3.58	4.43

Total Interest-Bearing Liabilities	2.78	2.75	2.72	3.04	3.92

TOTAL INVESTABLE FUNDS	2.59	2.63	2.55	2.83	3.63

INTEREST RATE SPREAD	1.80%	1.99%	2.07%	1.96%	1.64%

NET INTEREST MARGIN	1.99%	2.11%	2.24%	2.17%	1.93%

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.31%	2.36%	2.47%	2.39%	2.13%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

AVERAGE BALANCES

ASSETS

Deposits with Banks	41%		52%		$11,564	$8,549	35%

Federal Funds Sold and Securities Purchased under Resale Agreements	—		4		82,583	83,254	(1)

Securities and Trading Assets	2		3		195,986	198,587	(1)

Securities Borrowed	(10)		10		43,387	37,799	15

Loans	(3)		(9)		211,413	220,253	(4)

Total Interest-Earning Assets	(1)		(1)		544,933	548,442	(1)

Noninterest-Earning Assets	(4)		(5)		181,074	186,249	(3)

TOTAL ASSETS	(1)		(2)		$726,007	$734,691	(1)

LIABILITIES

Interest-Bearing Deposits	(3)		4		$218,211	$213,355	2

Federal Funds Purchased and Securities Sold under Repurchase Agreements	2		—		163,677	163,569	—

Commercial Paper	(26)		(36)		17,033	19,042	(11)

Other Borrowings (a)	(16)		(2)		70,673	66,941	6

Long-Term Debt	7		2		43,693	45,792	(5)

Total Interest-Bearing Liabilities	(3)		—		513,287	508,699	1

Noninterest-Bearing Liabilities	4		(7)		170,430	182,699	(7)

TOTAL LIABILITIES	(2)		(2)		683,717	691,398	(1)

PREFERRED STOCK OF SUBSIDIARY	NM		NM		117	550	(79)

Preferred Stock	—		(1)		1,009	1,246	(19)

Common Stockholders’ Equity	3		2		41,164	41,497	(1)

TOTAL STOCKHOLDERS’ EQUITY	3		2		42,173	42,743	(1)

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	(1)		(2)		$726,007	$734,691	(1)

AVERAGE RATES

INTEREST-EARNING ASSETS

Deposits with Banks	(66	) bp	(199	) bp	2.94%	5.48%	(254	) bp

Federal Funds Sold and Securities Purchased under Resale Agreements	(6)		(167)		2.52	5.01	(249)

Securities and Trading Assets	(20)		(53)		5.16	5.75	(59)

Securities Borrowed	21		(147)		1.65	4.05	(240)

Loans	(22)		(81)		5.85	7.44	(159)

Total Interest-Earning Assets	(16)		(98)		4.70	6.20	(150)

INTEREST-BEARING LIABILITIES

Interest-Bearing Deposits	24		(86)		2.50	4.12	(162)

Federal Funds Purchased and Securities Sold under Repurchase Agreements	—		(175)		2.06	4.55	(249)

Commercial Paper	(3)		(172)		1.80	4.56	(276)

Other Borrowings	(18)		(25)		5.05	5.66	(61)

Long-Term Debt	12		(121)		3.22	5.48	(226)

Total Interest-Bearing Liabilities	3		(114)		2.75	4.60	(185)

TOTAL INVESTABLE FUNDS	(4)		(104)		2.59	4.27	(168)

INTEREST RATE SPREAD	(19)		16		1.95%	1.60%	35

NET INTEREST MARGIN	(12)		6		2.11%	1.93%	18

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	(5)		18		2.38%	2.10%	28

(a)	Includes securities sold but not yet purchased.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions, except ratios)

						September 30, 2002
						Over (Under)
	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Sep 30th
	2002	2002	2002	2001	2001	Jun 30, 02		Sep 30, 01

CREDIT-RELATED ASSETS

COMMERCIAL LOANS

Domestic Commercial	$62,901	$67,124	$64,068	$66,436	$77,712	(6)%		(19)%

Foreign Commercial	34,585	37,577	37,684	38,428	38,866	(8)		(11)

Total Commercial Loans	97,486	104,701	101,752	104,864	116,578	(7)		(16)

Derivative and FX Contracts	87,518	69,858	63,224	71,157	85,407	25		2

TOTAL COMMERCIAL CREDIT-RELATED	185,004	174,559	164,976	176,021	201,985	6		(8)
CONSUMER LOANS

Credit Card — Reported	20,508	21,036	24,746	19,387	19,255	(3)		7

Credit Card — Securitizations	29,843	27,499	23,225	21,424	18,724	9		59

Credit Card — Managed	50,351	48,535	47,971	40,811	37,979	4		33

1-4 Family Residential Mortgages	55,675	52,669	54,460	59,430	55,160	6		1

Auto Financings	30,612	26,666	26,002	25,667	24,448	15		25

Other Consumer (a)	7,197	7,014	7,586	8,096	7,844	3		(8)

TOTAL MANAGED CONSUMER LOANS	143,835	134,884	136,019	134,004	125,431	7		15

TOTAL MANAGED CREDIT-RELATED ASSETS	$328,839	$309,443	$300,995	$310,025	$327,416	6		—

NONPERFORMING ASSETS AND RATIOS

COMMERCIAL LOANS

Domestic Commercial	$1,865	$1,402	$1,399	$1,275	$1,438	33		30

Foreign Commercial	1,731	1,110	960	722	580	56		198

Total Commercial Loans	3,596	2,512	2,359	1,997	2,018	43		78

Derivative and FX Contracts	169	144	155	170	46	17		267

TOTAL	3,765	2,656	2,514	2,167	2,064	42		82

CONSUMER LOANS

Credit Card — Reported	17	18	19	22	23	(6)		(26)

Credit Card — Securitizations	—	—	—	—	—	NM		NM

Credit Card — Managed	17	18	19	22	23	(6)		(26)

1-4 Family Residential Mortgages	314	275	351	280	273	14		15

Auto Financings	108	103	98	118	110	5		(2)

Other Consumer (a)	68	54	66	79	53	26		28

Total Consumer Loans	507	450	534	499	459	13		10

TOTAL	4,272	3,106	3,048	2,666	2,523	38		69

Assets Acquired in Loan Satisfactions	140	142	130	124	123	(1)		14

TOTAL	4,412	3,248	3,178	2,790	2,646	36		67

Other Receivables (b)	1,130	1,130	1,130	1,130	—	—		NM

TOTAL NONPERFORMING ASSETS	$5,542 (c)	$4,378	$4,308	$3,920	$2,646	27		109

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.75%	0.59%	0.60%	0.57%	0.33%	16	bp	42	bp

PAST DUE 90 DAYS AND OVER AND ACCRUING

COMMERCIAL LOANS

Domestic Commercial	$32	$29	$42	$30	$19	10%		68%

Foreign Commercial	1	2	10	5	44	(50)		(98)

TOTAL COMMERCIAL CREDIT-RELATED	33	31	52	35	63	6		(48)

CONSUMER LOANS

Credit Card — Reported	447	505	619	449	394	(11)		13

Credit Card — Securitizations	526	457	478	457	348	15		51

Credit Card — Managed	973	962	1,097	906	742	1		31

1-4 Family Residential Mortgages	1	—	—	—	—	NM		NM

Auto Financings	—	—	—	1	1	NM		NM

Other Consumer (a)	26	37	45	36	28	(30)		(7)

TOTAL CONSUMER LOANS	1,000	999	1,142	943	771	—		30

TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS	$1,033	$1,030	$1,194	$978	$834	—		24

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and foreign consumer loans.

(b)	This amount relates to the Enron-related surety receivables and letter of credit, which are the subject of litigation with credit-worthy entities. These receivables are classified in Other Assets at September 30, 2002 and June 30, 2002.

(c)	Nonperforming assets have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) relating to nonperforming counterparties in amounts aggregating $49 million. Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $38 million. HFS loans are carried at the lower of cost or market and declines in value are recorded in Other Revenue.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

	3QTR	2QTR	1QTR	4QTR	3QTR
	2002	2002	2002	2001	2001

NET CHARGE-OFFS

COMMERCIAL LOANS

Domestic Commercial	$307	$181	$207	$388	$126

Foreign Commercial	527	112	113	45	63

TOTAL COMMERCIAL LOANS	834	293	320	433	189

CONSUMER LOANS

Credit Card — Reported	333	433	337	274	264

Credit Card — Securitizations	354	334	321	264	270

Credit Card — Managed	687	767	658	538	534

1-4 Family Residential Mortgages	7	21	13	18	15

Auto Financings	47	29	38	50	32

Other Consumer	45	45	45	43	45

TOTAL CONSUMER LOANS	786	862	754	649	626

TOTAL MANAGED NET CHARGE-OFFS	$1,620	$1,155	$1,074	$1,082	$815

NET CHARGE-OFF RATES — ANNUALIZED

COMMERCIAL LOANS

Domestic Commercial	1.95%	1.13%	1.24%	2.04%	0.59%

Foreign Commercial	6.66	1.24	1.34	0.53	0.79

TOTAL COMMERCIAL LOANS	3.53	1.17	1.27	1.58	0.65

CONSUMER LOANS

Credit Card — Reported	6.27	7.67	5.78	5.74	5.47

Credit Card — Securitizations	4.95	5.30	5.98	5.23	5.82

Credit Card — Managed	5.51	6.42	5.87	5.48	5.64

1-4 Family Residential Mortgages	0.05	0.16	0.09	0.12	0.10

Auto Financings	0.64	0.43	0.58	0.79	0.53

Other Consumer	2.53	2.35	2.16	2.12	2.33

TOTAL CONSUMER LOANS	2.23	2.53	2.22	1.98	1.96

TOTAL MANAGED NET CHARGE-OFF RATES	2.75	1.96	1.82	1.80	1.33

ALLOWANCE FOR LOAN LOSSES AND RATIOS

Allowance for Loan Losses (a)	$5,263	$5,006	$5,005	$4,524	$3,874

To Total Loans	2.49%	2.36%	2.33%	2.08%	1.74%

To Total Nonperforming Loans	128	169	173	181	156

To Total Nonperforming Assets	95	114	116	115	146

ALLOWANCE COMPONENTS (a)

Commercial Specific and Expected	$2,079	$1,806	$1,798	$1,724	$1,768

Consumer Expected	2,365	2,387	2,518	2,105	1,694

Total Specific and Expected	4,444	4,193	4,316	3,829	3,462

Residual Component	819	813	689	695	412

Total	$5,263	$5,006	$5,005	$4,524	$3,874

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3QTR 2002						YTD 2002
	Over (Under)				YEAR TO DATE		Over (Under)

	2Q 2002		3Q 2001		2002	2001	2001

NET CHARGE-OFFS

COMMERCIAL LOANS

Domestic Commercial	70%		144%		$695	$429	62%

Foreign Commercial	371		NM		752	120	NM

TOTAL COMMERCIAL LOANS	185		341		1,447	549	164

CONSUMER LOANS
Credit Card — Reported	(23)		26		1,103	716	54

Credit Card — Securitizations	6		31		1,009	784	29

Credit Card — Managed	(10)		29		2,112	1,500	41

1-4 Family Residential Mortgages	(67)		(53)		41	32	28

Auto Financings	62		47		114	87	31

Other Consumer	—		—		135	133	2

TOTAL CONSUMER LOANS	(9)		26		2,402	1,752	37

TOTAL MANAGED NET CHARGE-OFFS	40		99		$3,849	$2,301	67

NET CHARGE-OFF RATES — ANNUALIZED

COMMERCIAL LOANS

Domestic Commercial	82	bp	136	bp	1.43%	0.70%	73	bp

Foreign Commercial	542		587		2.97	0.49	248

TOTAL COMMERCIAL LOANS	236		288		1.96	0.64	132

CONSUMER LOANS

Credit Card — Reported	(140)		80		6.57	4.88	169

Credit Card — Securitizations	(35)		(87)		5.36	6.06	(70)

Credit Card — Managed	(91)		(13)		5.93	5.43	50

1-4 Family Residential Mortgages	(11)		(5)		0.10	0.08	2

Auto Financings	21		11		0.55	0.52	3

Other Consumer	18		20		2.34	2.18	16

TOTAL CONSUMER LOANS	(30)		27		2.33	1.90	43

TOTAL MANAGED NET CHARGE-OFF RATES	79		142		2.18	1.30	88

ALLOWANCE FOR LOAN LOSSES AND RATIOS

Allowance for Loan Losses (a)	5%		36%

To Total Loans	13	bp	75	bp

To Total Nonperforming Loans	(4,100)		(2,800)

To Total Nonperforming Assets	(1,900)		(5,100)

ALLOWANCE COMPONENTS (a)

Commercial Specific and Expected	15%		18%

Consumer Expected	(1)		40

Total Specific and Expected	6		28

Residual Component	1		99

Total	5		36

(a)	Represents period end balances for each respective quarter.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions)

	Sep 30th	Jun 30th	Dec 31st
	2002	2002	2001

TELECOM AND RELATED INDUSTRIES (a)

CREDIT-RELATED ASSETS

Investment Grade	$4,226	$4,733	$4,050

Non-Investment Grade:

Non-Criticized	2,887	3,179	3,553

Criticized, Performing	962	940	1,107

Nonperforming	752	315	236

Total Non-Investment Grade	4,601	4,434	4,896

Total Credit-Related Assets	$8,827	$9,167	$8,946

COMMITMENTS

Investment Grade	$5,881	$6,944	$7,191

Non-Investment Grade:

Non-Criticized	2,041	2,686	3,494

Criticized, Performing	1,459	1,176	799

Total Non-Investment Grade	3,500	3,862	4,293

Total Commitments	$9,381	$10,806	$11,484

CABLE INDUSTRY

CREDIT-RELATED ASSETS

Investment Grade	$1,095	$700	$1,057

Non-Investment Grade:

Non-Criticized	807	1,474	1,896

Criticized, Performing	1,441	996	63

Nonperforming	394	98	39

Total Non-Investment Grade	2,642	2,568	1,998

Total Credit-Related Assets	$3,737	$3,268	$3,055

COMMITMENTS

Investment Grade	$818	$671	$926

Non-Investment Grade:

Non-Criticized	578	404	997

Criticized, Performing	294	213	39

Total Non-Investment Grade	872	617	1,036

Total Commitments	$1,690	$1,288	$1,962

MERCHANT ENERGY AND RELATED INDUSTRIES (b)

CREDIT-RELATED ASSETS

Investment Grade	$859	$600	$640

Non-Investment Grade:

Non-Criticized	546	771	723

Criticized, Performing	659	130	43

Nonperforming	170	20	—

Total Non-Investment Grade	1,375	921	766

Total Credit-Related Assets	$2,234	$1,521	$1,406

COMMITMENTS

Investment Grade	$2,611	$3,082	$3,207

Non-Investment Grade:

Non-Criticized	650	1,370	946

Criticized, Performing	746	228	50

Total Non-Investment Grade	1,396	1,598	996

Total Commitments	$4,007	$4,680	$4,203

Note — Investment grade: JPMorgan Chase’s internal risk assessment which generally represents a risk profile similar to that of a BBB-/Baa3 or better rating as defined by independent rating agencies, such as Standard & Poor’s or Moody’s.

Criticized: JPMorgan Chase’s internal risk assessment which generally represents a risk profile similar to that of a CCC+/Caa1 or below rating as defined by these independent rating agencies.

(a)	JPMorgan Chase currently presents “Telecom and Related Industries” which includes other companies with an interdependence upon the telecommunications sector. Prior periods presented herein are on a comparable basis.

(b)	These amounts exclude Enron-related exposure.

J.P. MORGAN CHASE & CO. CAPITAL

							3QTR 2002
							Over (Under)
	3QTR		2QTR	1QTR	4QTR	3QTR
	2002		2002	2002	2001	2001	2Q 2002		3Q 2001

SOURCES AND USES OF TIER 1 CAPITAL (in billions)

Sources of Free Cash Flow
Operating Earnings Less Dividends	$(0.4	) (a)	$0.5	$0.5	$(0.3)	$0.4	NM		NM

Preferred Stock and Equivalents/Other Items	(0.1	) (a)	(0.5)	0.2	(0.7)	(0.4)	80%		75%

Capital for Internal Asset Growth	(0.2	) (a)	0.6	0.5	1.4	(1.3)	NM		85

Total Sources of Free Cash Flow	$(0.7)		$0.6	$1.2	$0.4	$(1.3)	NM		(46)

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	$(0.7)	(a)	$0.9	$1.4	$0.5	$(1.8)	NM		61

Acquisitions	—	(a)	—	—	—	—	NM		NM

Repurchases Net of Stock Issuances	—	(a)	(0.3)	(0.2)	(0.1)	0.5	NM		NM

Total Uses of Free Cash Flow	$(0.7)		$0.6	$1.2	$0.4	$(1.3)	NM		46

COMMON SHARES OUTSTANDING (in millions)
Basic Weighted-Average Shares Outstanding	1,986.0		1,982.6	1,978.2	1,969.6	1,975.3	—		1

Diluted Weighted-Average Shares Outstanding	2,005.8		2,016.0	2,005.8	2,007.4	2,020.9	(1)		(1)

Common Shares Outstanding — at Period End	1,995.9		1,993.4	1,990.2	1,973.4	1,972.9	—		1

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34	—		—

BOOK VALUE PER SHARE	21.26		20.93	20.16	20.32	21.15	2		1

SHARE PRICE
High	$33.68		$38.75	$39.68	$40.95	$46.01	(13)		(27)

Low	17.86		30.15	26.70	31.30	29.04	(41)		(38)

Close	18.99		33.92	35.65	36.35	34.15	(44)		(44)

CAPITAL RATIOS
Tier I Capital Ratio	8.6	%(a)	8.8%	8.6%	8.3%	8.2%	(20	)bp	40	bp

Total Capital Ratio	12.3	(a)	12.7	12.5	11.9	11.6	(40)		70

Tier I Leverage Ratio	5.4	(a)	5.4	5.4	5.2	5.3	—		10

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD 2002

	YEAR TO DATE			Over (Under)

	2002		2001	2001

SOURCES AND USES OF TIER 1 CAPITAL (in billions)

Sources of Free Cash Flow

Operating Earnings Less Dividends	$0.6	(a)	$1.3	(54)%

Preferred Stock and Equivalents/Other Items	(0.4	)(a)	(0.8)	50

Capital for Internal Asset Growth	0.9	(a)	(2.3)	NM

Total Sources of Free Cash Flow	$1.1		$(1.8)	NM

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	$1.6	(a)	$(1.4)	NM

Acquisitions	—	(a)	0.1	NM

Repurchases Net of Stock Issuances	(0.5	)(a)	(0.5)	—

Total Uses of Free Cash Flow	$1.1		$(1.8)	NM

COMMON SHARES OUTSTANDING (in millions)
Basic Weighted-Average Shares Outstanding	1,982.3		1,973.5	—

Diluted Weighted-Average Shares Outstanding	2,009.3		2,028.9	(1)

Common Shares Outstanding — at Period End	1,995.9		1,972.9	1

CASH DIVIDENDS DECLARED PER SHARE	$1.02		$1.02	—

BOOK VALUE PER SHARE

SHARE PRICE

High	$39.68		$59.19	(33)

Low	17.86		29.04	(38)

Close	18.99		34.15	(44)

CAPITAL RATIOS

Tier I Capital Ratio

Total Capital Ratio

Tier I Leverage Ratio

         Note: Prior periods have been restated to conform with current methodologies.

(a) Estimated

J.P. MORGAN CHASE & CO. Glossary of Terms

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP’s valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate and contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes resulting from unaffiliated party transactions and for evidence of a decline in value.

Managed Credit Card Receivables or Managed Basis: JPMorgan Chase uses this terminology to refer to its credit card receivables on the balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger and restructuring costs, special items, credit card securitizations and the amortization of goodwill.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs, special items, and the net effect of the change in accounting principle.

Segment Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

SFAS 133: As a result of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 133 “Accounting for Derivative Instruments and Hedging Activities”, net income for the first nine months of 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes. The impact on each of basic and diluted earnings per share was $(0.01).

SFAS 142: Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.